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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2002


                             TROVER SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)

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
              DELAWARE                             0-22585                            61-1141758
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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                   1400 WATTERSON TOWER, LOUISVILLE, KENTUCKY        40218
                    (Address of principal executive offices)       (Zip Code)

(Registrant's telephone number, including area code):    (502) 454-1340


                           HEALTHCARE RECOVERIES, INC.
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On January 15, 2002, a newly created, wholly-owned subsidiary of Healthcare Recoveries, Inc. (the "Company") merged into the Company, with the Company remaining as the surviving entity. In connection with the merger, the Company changed its name to Trover Solutions, Inc. As of January 17, 2002, the Company's Common Stock listed on the NASDAQ trades under the symbol "TROV."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

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
         Exhibit No.
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
                99.1       Text of Press Release of Trover Solutions, Inc., dated January 17, 2002.

                99.2       Certificate of Ownership and Merger merging Trover Merger Sub, Inc. into Healthcare Recoveries, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 17, 2002

                                         Trover Solutions, Inc.


                                         By: /s/ Douglas R. Sharps
                                             ----------------------------------
                                             Douglas R. Sharps
                                             Executive Vice President and Chief
                                             Financial Officer